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                                                                 EXHIBIT e(9)(g)

                                 AMENDMENT NO. 6

                          MASTER DISTRIBUTION AGREEMENT

         The Master Distribution Agreement (the "Agreement"), dated August 4, 1997, by and between AIM Equity Funds, Inc., a Maryland corporation, and A I M Distributors, Inc., a Delaware corporation, is hereby amended as follows:

         Appendix A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "APPENDIX A
                                       TO
                          MASTER DISTRIBUTION AGREEMENT
                                       OF
                             AIM EQUITY FUNDS, INC.

CLASS A SHARES

AIM Aggressive Growth Fund
AIM Blue Chip Fund
AIM Capital Development Fund
AIM Charter Fund
AIM Constellation Fund
AIM Dent Demographic Trends Fund
AIM Emerging Growth Fund
AIM Large Cap Basic Value Fund
AIM Large Cap Growth Fund
AIM Mid Cap Growth Fund
AIM Weingarten Fund


CLASS C SHARES

AIM Aggressive Growth Fund
AIM Blue Chip Fund
AIM Capital Development Fund
AIM Charter Fund
AIM Constellation Fund
AIM Dent Demographic Trends Fund
AIM Emerging Growth Fund
AIM Large Cap Basic Value Fund
AIM Large Cap Growth Fund
AIM Mid Cap Growth Fund
AIM Weingarten Fund"


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         All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated: March 30, 2000

                                         AIM EQUITY FUNDS, INC.


Attest: /s/ LISA A. MOSS                 By: /s/ ROBERT H. GRAHAM
       ----------------------------          -------------------------------
       Assistant Secretary                            President

(SEAL)
                                         A I M DISTRIBUTORS, INC.



Attest: /s/ LISA A. MOSS                 By: /s/ MICHAEL J. CEMO
       ----------------------------          -------------------------------
       Assistant Secretary                            President

(SEAL)